UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of report: September 17, 2007

(Date of earliest event reported)

E*TRADE FINANCIAL CORPORATION

(Exact name of registrant as specified in charter)

Delaware	1-11921	94-2844166
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

135 East 57th Street

New York, New York 10022

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (646) 521-4300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Item 9.01 Financial Statements and Exhibits.

SIGNATURES

INDEX TO EXHIBITS

EXHIBIT 99.1

EXHIBIT 99.2

EXHIBIT 99.3

Item 7.01 Regulation FD Disclosure.

On September 17, 2007, E*TRADE Financial Corporation issued a press release, a copy of which is attached hereto as Exhibit 99.1, together with the supplemental information attached hereto as Exhibits 99.2 and 99.3, all of which are incorporated herein by reference.

The information furnished in this Item 7.01 and in Exhibits 99.1, 99.2 and 99.3 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

Item 9.01 Financial Statements and Exhibits

(d) EXHIBITS

Number	Description
99.1	Press Release dated September 17, 2007

99.2	Supplemental Portfolio Disclosure (all data as of August 31, 2007)

99.3	Business Update dated September 17, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

E*TRADE FINANCIAL CORPORATION

Dated: September 17, 2007	By:	/s/ Arlen W. Gelbard
Arlen W. Gelbard
Chief Administrative Officer
and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated September 17, 2007

99.2	Supplemental Portfolio Disclosure (all data as of August 31, 2007)

99.3	Business Update dated September 17, 2007